SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 13, 2003


                        Integrated Security Systems, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    1-11900               75-2422983
  ----------------------------      ----------------      -------------------
  (State or other jurisdiction      (Commission File       (I.R.S. Employer
        of incorporation)               Number)           Identification No.)


      8200 Springwood Drive, Suite 230, Irving, Texas           75063
      -----------------------------------------------         ----------
         (Address of principal executive offices)             (Zip Code)


  Registrant's telephone number, including area code   (972) 444-8280


  (Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure.

Attached as Exhibit 99.1 is the certification of C. A. Rundell, Jr., our Chief Executive Officer and Principal Executive and Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002; and attached as Exhibit 99.2 is the certification of Richard B. Powell, our Vice President, Chief Accounting Officer, Secretary and Principal Accounting Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied the filing of our Quarterly Report on Form 10-QSB/A for the quarter ended December 31, 2001 on February 13, 2003, as correspondence to the Securities and Exchange Commission.


                                    * * * * *

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Integrated Security Systems, Inc.
                                       ---------------------------------
                                       (Registrant)



 February 13, 2003                     /S/ C. A. RUNDELL, JR.
 -----------------                     ----------------------------------------
 (Date)                                C. A. Rundell, Jr.
                                       Chief Executive Officer and
                                       Principal Executive and Financial Officer

                                  Exhibit Index

 Exhibit
 Number          Description
 --------------- ---------------------------------------------------------------
 99.1            Certification  of C. A. Rundell,  Jr., Chief Executive  Officer
                 and Principal  Executive and Financial Officer,  dated February
                 13,  2003,  relating to  Integrated  Security  Systems,  Inc.'s
                 Quarterly  Report  on  Form  10-QSB/A  for  the  quarter  ended
                 December 31, 2001.
 --------------- ---------------------------------------------------------------
 99.2            Certification  of  Richard B.  Powell,  Vice  President,  Chief
                 Accounting Officer, Secretary and Principal Accounting Officer, dated February 13, 2003, relating to Integrated Security
                 Systems, Inc.'s Quarterly Report on Form 10-QSB/A for the quarter ended December 31, 2001.